UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2005

NISOURCE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964

(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

801 East 86th Avenue,
Merrillville, Indiana 46410
(877) 647-5990

(Address and Telephone Number
of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In connection with Samuel W. Miller’s resignation (discussed in Item 5.02 of this Current Report), NiSource Inc. (the “Company”) entered into a letter agreement with Mr. Miller pursuant to which Mr. Miller resigned as an officer of the Company effective March 31, 2005, and the Company agreed to pay Mr. Miller certain separation payments. A copy of the agreement is attached to this Current Report as exhibit 10.1 and is incorporated by reference into this Item 1.01.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 31, 2005, Samuel W. Miller, the Company’s Executive Vice President and Chief Operating Officer, resigned as an officer of the Company.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit
Number	Description
10.1	Letter Agreement between NiSource Corporate Services Company and Samuel W. Miller.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.

(Registrant)

Date: April 5, 2005	By:	/s/ Jeffrey W. Grossman

Jeffrey W. Grossman
Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Letter Agreement between NiSource Corporate Services Company and Samuel W. Miller.